Exhibit 4.1

SEE REVERSE SIDE FOR RESTRICTIVE LEGEND(S)

Number PB-*****	********* Shares
Series B Preferred Stock

DYNAVAX TECHNOLOGIES CORPORATION

A Delaware Corporation

THIS CERTIFIES THAT **SPECIMEN** is the record holder of *********** (*****) shares of Series B Convertible Preferred Stock of Dynavax Technologies Corporation transferable only on the books of the Corporation by the holder, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto, a copy of each of which is on file at the office of the Corporation and made a part hereof as fully as though the provisions of the Certificate of Incorporation and Bylaws were imprinted in full on this Certificate, to all of which the holder of this certificate, by acceptance hereof, assents.

The Corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its duly authorized officers this *** day of *********, 20**.

Michael S. Ostrach, Secretary	Eddie Gray, Chief Executive Officer

FOR VALUE RECEIVED                                          HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO                                                                           SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT                                          ATTORNEY TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

(Signature)

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.